Investee Companies and Other Investments	6 Months Ended
Jun. 30, 2024
Investee Companies and Other Investments [Abstract]
Investee Companies and Other Investments

Note 6 - Investee Companies and Other Investments

Information about investee companies and other investments

A. Ellomay Luzon Energy (formerly U. Dori Energy Infrastructures Ltd.)-

Since November 2010, the Company indirectly (through Ellomay Clean Energy LP (“Ellomay Energy LP”)) holds 50% of Ellomay Luzon Energy (formerly U. Dori Energy Infrastructures Ltd.). Ellomay Luzon Energy holds 18.75% of the share capital of Dorad Energy Ltd. (“Dorad”), which owns an approximate 850 MWp dual-fuel operated power plant in the vicinity of Ashkelon, Israel (the “Dorad Power Plant”). The investment in Ellomay Luzon Energy is accounted for under the equity method. Dorad holds production and supply licenses, both expiring in May 2034 and commenced commercial operation in May 2014.

Dorad provided guarantees in favor of the Israeli Electricity Authority, NOGA - Electricity System Management Ltd. and Israel Natural Gas Lines Ltd. These guarantees were provided through Dorad’s shareholders at their proportionate holdings, as required by the financing agreements executed by Dorad. As of June 30, 2024, total performance guarantees provided by Dorad amounted to approximately NIS 170,000 thousand (approximately €42,000 thousand). The Company’s indirect share of guarantees that Dorad provided through its shareholders as of June 30, 2024 was approximately NIS 16,000 thousand (approximately €4,000 thousand).

Dorad and its shareholders are involved in several legal proceedings as follows:

Petition to Approve a Derivative Claim filed by Ellomay Luzon Energy and Ran Fridrich and Third Party Notices

In connection with the description of the petition to approve a derivative claim filed by Ellomay Luzon Energy and Hemi Raphael (replaced by Ran Fridrich) and related third party notices included in Note 6.A to the annual financial statements, on May 15, 2024, the parties filed answers to the responses to the appeals on the arbitration ruling. A preliminary hearing was held on June 5, 2024. Following the preliminary hearing and claim raised at the hearing, including a request to hold a hearing in which the parties will orally present their claims, on June 9, 2024 the arbitrator ruled that in light of the arbitration agreement and the scope of written arguments submitted by the parties, at this stage the arguments in the appeal process will not be heard orally. On July 30, 2024, the arbitrator ruled that the date for issuing the ruling on the appeals will be extended by 120 days from the date the appeal proceeds ended, in addition to the 60-day period for providing the ruling based on the arbitration agreement.

Based on the advice of legal counsel of Ellomay Luzon Energy, at this stage it is not possible to estimate the outcome of the appeals.

Petition to Approve a Derivative Claim filed by Edelcom

In connection with the description of the petition to approve a derivative claim filed by Edelcom Ltd., one of the shareholders of Dorad (“Edelcom”), included in Note 6.A to the annual financial statements, as Edelcom did not appeal the arbitrator’s decision with respect to the petition to approve a derivative claim filed by Edelcom in connection with the entrepreneurship fees, the arbitration award remains unchanged with respect to this petition and claim.

Potential Expansion of the Dorad Power Plant (“Dorad 2”)

With reference to Note 6.A to the annual financial statements under the heading “Potential Expansion of the Dorad Power Plant (“Dorad 2”)”, on May 2, 2024, the legal advisor of the NIC announced that at the April 17, 2024 meeting of the Israeli government, it was decided to reject NIP 20/B - Hadera Power Station and therefore it is possible to resume and promote the procedure of issuing the building permits under NIP 11/B (the Israeli National Infrastructure Plan that governs, among other issues, the expansion of the power plant owned by Doard by approximately 650 MW) at the at the National Licensing Authority. Dorad was therefore asked by the legal advisor to the NIC to submit a request to delete the petition it submitted to the Israeli High Court of Justice in connection with the issuance of the building permits, as the petition became redundant in light of the rejection of NIP 20/B. Considering this development, Dorad submitted a request to the High Court of Justice to delete the petition without an order for costs. On May 8, 2024, a judgment was issued dismissing the petition without an order for costs.

In September 2024, Edelcom Ltd. submitted a claim against Dorad and the other shareholders of Dorad to the Israeli District Court in Tel Aviv requesting the court to provide the following declaratory judgements: (1) to declare that based on Dorad’s articles of organization the general meeting of the shareholders of Dorad is the authorized body for approving any resolution relating to the change in the field of operations of Dorad, including any planning or construction of a new power plant or the expansion of the capacity of the existing power plant and any budget and preliminary feasibility tests, including the “Dorad 2” project, (2) to declare that based on the articles of organization of Dorad the board of directors of Dorad is the authorized body for advancing and managing the construction of a new power plant or the expansion of the existing power plant, including the “Dorad 2” project, following the approval by Dorad’s shareholders of a resolution to promote the project or perform preliminary feasibility testing, and of a related budget, (3) to declare that any resolution of the shareholders or the board of directors of Dorad in the aforementioned subjects will be approved only if all of the shareholders or all of the directors, as the case may be, voted in favor of the resolution, and (4) to declare that any resolution in connection with the “Dorad 2” project adopted since 2018 and until a ruling is given in connection with the claim, which was not adopted by the authorized bodies of Dorad as set forth in the claim, is null and void. In addition, Edelcom requests that the court issue a permanent injunction instructing Dorad and its other shareholders (the defendants), including anyone on their behalf, not to do any action that relates to a change in Dorad’s field of operation, including planning and construction of a new power plant or the expansion of the existing power plant, including in connection with “Dorad 2” and approving budgets for these actions and/or performing any tests in connection therewith, unless these actions were unanimously approved by the shareholders of Dorad and that the court permit the plaintiff to bifurcate its requests as financial claims may arise in the future.

B. Manara Pumped Storage Project –

Impact of War in Israel

Due to the Iron Swords War, which has also expanded into a security conflict in Israel’s northern region, construction works at the Manara site were halted. During the period, the planning works, the construction of the equipment off site, including the electro-mechanical equipment, and the arrival of the equipment in Israel continued as planned. The Israeli Electricity Authority granted a ten-month extension to the regulatory milestones and the duration of the general license. In August 2024, the Electricity Authority released a hearing expected to grant an additional six-month extension period (a total sixteen-month extension) to the regulatory milestones and the duration of the general license. As part of the standards supporting financing, there is protection for the senior debt (principal and interest) and the developer’s expenses, subject to the approval of the Israeli Electricity Authority on the subject. At this stage the Company cannot quantify the impact on the timing of the construction of the project. In addition, the Company cannot predict at this stage the duration and scope of the Iron Swords War or its effect on the Company, please see Note 6B in the annual financial statements.

C. Development of Solar Plants in Texas, USA –

During 2023, the Company entered into a Joint Development Agreement with a project development company experienced in the development of energy projects, site acquisition, capital markets and commercial management, and commenced development of solar projects in the vicinity of Dallas, Texas. Each of the solar projects under development is expected to have a capacity of approximately 10-14 MW.

There are currently four projects under construction with an aggregate capacity of approximately 48.5 MW (Fairfield, Malakoff, Mexia and Talco). Two of the projects (Fairfield and Malakoff) are expected to be connected to the grid during 2024 and the other two projects (Mexia and Talco) are expected to be connected to the grid during 2025.

The aggregate cost of development and construction of these projects is expected to be approximately €63 million, and the projects are expected to be funded partially through a tax credit sale covering approximately 32% of the expenses. A tax credit sale agreement was executed during September 2024 (see Note 11).

D. Development of Solar Projects in Italy –

In connection with the Framework Agreement executed in December 2019 and further detailed in Note 6.C to the annual financial statements, the construction of the first two solar plants with an aggregate capacity of approximately 20 MW was completed and the plants were connected to the grid and are currently pending PAC (preliminary acceptance certificate).

In addition to the aforementioned solar plants that were connected to the grid, an additional solar plant with an aggregate capacity of approximately 18 MW is in advanced construction stages and projects with an aggregate capacity of 195 MW reached RTB (“ready to build”) status, of which projects with an with an aggregate capacity of approximately 20 MW reached RTB (“ready to build”) status following the balance sheet date.

E. Project Finance for the Ellomay Solar Plant in Spain –

On May 28, 2024, the Company’s indirectly wholly-owned subsidiary, Ellomay Solar, S.L. (“Ellomay Solar”), which owns a 28 MW solar plant in Talaván, Cáceres, Spain that was connected to the grid in June 2022, entered into and reached financial closing of a project finance arrangement (the “Project Finance”) with Bankinter, S.A.

The Project Finance is comprised of two facilities: (i) a senior term loan for an amount of €10 million (the “Term Loan”); and (ii) a revolving facility for an amount of €500,000 (the “DSRF”). The Project Finance is for a term of 16 years and is repayable in semi-annual installments (principal and interest). The Project Finance includes a cash sweep mechanism that is expected to reduce the term of the Project Finance to approximately 13 years.

The Term Loan and DSRF (to the extent withdrawn) bear an annual interest of Euribor 6-month plus 2.5%. Ellomay Solar entered into swap agreement with respect to the amount of the Project Finance until June 30, 2037, replacing the Euribor 6-month rate with a fixed 6-month rate of approximately 3%, resulting in a fixed annual interest rate of approximately 5.5%.

The Project Finance provides for mandatory prepayment upon the occurrence of certain customary events and includes various customary collaterals, representations, warranties and covenants, including covenants to maintain a Debt Service Cover Ratio (“DSCR”) not lower than 1.05:1, and not to make distributions unless, among other things: (i) the DSCR is at least 1.20:1.0, (ii) the first instalment of the Project Finance will be repaid on December 31, 2024, and (iii) no amount under the DSRF has been withdrawn and not fully repaid.

Upon financial closing Ellomay Solar withdrew the Term Loan and distributed €9.7 million to Ellomay Luxembourg Holdings S.àr.l, the Company’s wholly-owned subsidiary and Ellomay Solar’s parent company.

F. Discontinued operation and Disposal Groups Held for Sale –

On December 31, 2023, the Company executed an agreement to sell its holdings in the Talmei Yosef solar plant (the “Talmei Agreement”), which represent the entire Israel solar segment, to Greenlight Fund Limited Partnership and Doral Group Renewable Energy Resources Ltd., in equal parts. The consummation of the Talmei Agreement was subject to several conditions to closing. Following fulfilment of such conditions, the sale was consummated on June 3, 2024. The net consideration paid at closing was approximately NIS 42.6 million (approximately €10.6 million as at the closing date). Proceeds from the sale of the Talmei Yosef solar plant, net of approximately €1.3 million cash and cash equivalents held by Talmei Yosef at closing, amounted to approximately €9.3 million.

In connection with the sale of the Talmei Yosef PV Plant, the Company presented the results of the Talmei Yosef PV Plant as a discontinued operation. The assets and liabilities of the Talmei Yosef solar plant were presented as held for sale as at December 31, 2023.

The segment was not a discontinued operation or classified as held for sale as at June 30, 2023, therefore, the comparative income statement has been restated to show the discontinued operation separately from continuing operations.

In 2023, an impairment loss of €2,565 thousand on the re-measurement of the disposal group to the lower of its carrying amount and its fair value based on Talmei Agreement, based on Talmei Agreement, less costs to sell, has been recognized in the Company’s statement of income. An additional loss of €405 thousand was recognized in the Company’s statement of income for the six months ended June 30, 2024.

Assets of disposal groups classified as held for sale

December 31
2023
€ in thousands
Cash and cash equivalents	428
Short-term deposits	12
Receivable from concession project	23,426
Trade and other receivables	587
Right-of-use asset	1,204
Intangible asset	917
Restricted cash and deposits	1,694
Long term receivables	29
Total	28,297

Liabilities of disposal groups classified as held for sale

December 31
2023
€ in thousands
Trade payables	39
Other payables	18
Lease liability	1,321
Long-term bank loans including current maturities	13,047
Deferred tax liabilities	2,717
17,142

Results attributable to discontinued operation

	For the five months ended June 3, 2024	For the six months ended June 30, 2023	For the year ended December 31, 2023
	€ in thousands, except per share data
Results of discontinued operation
Revenue	278	459	675
Operating expenses	(142)	(183)	(342)
Depreciation and amortization expenses	(48)	(236)	(461)
Gross profit (loss) from operating activities	88	40	(128)

General and administrative expenses	(13)	(97)	(33)
Operating profit (loss) from operating activities	75	(57)	(161)

Financing income	934	833	1,792
Financing expenses	(530)	(766)	(1,269)
Financing income, net	404	67	523

Results from operating activities before taxes on income	479	10	362

Taxes on income	(129)	(13)	(247)
Results from operating activities, net of taxes on income	350	(3)	115
Loss on adjustment to fair value	(660)	-	(2,565)
Foreign currency translation differences for foreign operations that were recognized in profit or loss	255	-	-
Tax benefit on loss from sale of discontinued operation	134	-	663
Profit (loss) for the year	79	(3)	(1,787)
Earnings per share
Basic earnings (loss) per share	0.01	0.00	(0.14)
Diluted earnings (loss) per share	0.01	0.00	(0.14)

Cash flows from discontinued operation
Net cash from operating activities	1,211	1,211	2,587
Net cash used in investing activities	(264)	(462)	(462)
Net cash used in financing activities	(41)	(1,143)	(2,127)

Net cash from (used in) discontinued operation	906	(394)	(2)